Weighted Average Actuarial Assumptions for Dedicated Pension Plans (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.60%	5.80%	5.10%
Rate of compensation increase	5.30%	2.70%	2.70%
Weighted average assumptions used to determine net benefit cost for the year ended December 31:
Discount rate	5.80%	5.10%	6.00%
Expected return on plan assets	3.60%	3.60%	4.00%
Rate of compensation increase	2.70%	2.70%	2.60%